UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3255
Panorama Series Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2010

Item 1. Reports to Stockholders.

December 31, 2010

Growth Portfolio

A Series of Panorama Series Fund, Inc.

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

December 31, 2010 Growth Portfolio Annual Report A Series of Panorama Series Fund, Inc. ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

GROWTH PORTFOLIO
Portfolio Managers: Manind (“Mani”) Govil and Benjamin Ram
Average Annual Total Returns
For the Periods Ended 12/31/10

1-Year	5-Year	10-Year

15.51%	2.02%	1.66%
Expense Ratios
For the Fiscal Year Ended 12/31/10

Gross	Net
Expense	Expense
Ratio	Ratio

0.83%	0.80%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratio takes into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Apple, Inc.	4.3%
Philip Morris International, Inc.	4.2
Occidental Petroleum Corp.	3.9
Chevron Corp.	3.9
CIT Group, Inc.	3.8
Wells Fargo & Co.	3.1
QUALCOMM, Inc.	3.1
AES Corp. (The)	3.0
United Parcel Service, Inc., Cl. B	2.9
Ford Motor Co.	2.9
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on net assets.
2 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. For the 12-month period ended December 31, 2010, Growth Portfolio produced a total return of 15.51%, outperforming its benchmark, the S&P 500 Index, which returned 15.08%. The Fund also outperformed the average return of 12.05% of the funds reported in the Lipper VA Large Cap Core category. The Fund’s bottom-up security selection process proved particularly effective in the financials, information technology and consumer staples sectors. The Fund’s exposure to certain securities in the health care, materials and utilities sectors detracted from relative performance during the period.
Economic and Market Overview
The U.S. economy made progress in 2010 in its recovery from recession and financial crisis. Although investor sentiment appeared to improve along with economic data during the first quarter of the year, new global developments in the spring threatened to derail the economic rebound. A sovereign debt crisis in Europe made headlines when Greece and, later, Ireland struggled to finance heavy debt loads. In the United States, high levels of unemployment and a weak housing market weighed on an already choppy recovery. These factors caused many investors to become more cautious, and stock prices generally declined amid heightened volatility over the first half of the year.
     Investor sentiment improved over the summer when it became clearer that a return to recession was unlikely. Corporate earnings continued to improve, commodity prices rose broadly in response to robust demand from the emerging markets, and U.S. gross domestic product continued to expand at a moderate pace. In addition, the Federal Reserve announced plans for a new round of quantitative easing, signaling its commitment to stimulating economic growth and job creation. As a result, investors shifted their focus to riskier assets, and the U.S. stock market rallied strongly. Greater clarity in U.S. economic and tax policies following the midterm elections also drove stock prices higher, helping all ten sectors of the S&P 500 Index end the year with positive absolute returns.
Fund Strategy
Throughout 2010, we continued to employ a research-intensive approach to uncover opportunities one stock at a time. Our bottom-up security selection process proved particularly effective in the financials sector, where a number of companies gained value. For example, bank holding company CIT Group, Inc. had emerged from bankruptcy in 2009, issuing new shares of stock at an attractive price. We took advantage of this special situation, enabling the Fund to participate in the stock’s gains as a new management team reduced the company’s liabilities and worked with regulators to gain easier access to capital. In the information technology sector, a number of companies benefited from greater consumer and business spending on productivity-enhancing technologies. The Fund’s top holding at period end, electronics innovator Apple, Inc., ranked among the Fund’s top 2010 performers, as the company continued to demonstrate its competitive advantage in the tablet computer and smartphone categories. The Fund’s results in the traditionally defensive computer staples sector were bolstered by tobacco seller Philip Morris International, Inc., which gained market share and benefited from a weakening U.S. dollar. Philip Morris was the Fund’s second largest holding at period end.
     Other strong stock picks during 2010 included automaker Ford Motor Co., which gained market share and boosted profit margins as car sales recovered from previously depressed levels. Among retailers, auto parts supplier AutoZone, Inc. demonstrated superior execution of its business plan as it gained market share and generated the highest profit margins in its category.
     Disappointments during the year undermined returns in the health care sector, where insurer WellPoint, Inc. saw enrollment decline in a weak U.S. labor market and investors grew concerned regarding the impact of health care reform legislation. In the materials sector, agricultural commodities producer Monsanto Co. suffered from intensifying competitive pressures in its seed business, prompting its sale from the portfolio. The Fund’s returns in the utilities sector were hurt by electricity producer The AES Corp., which declined when investors reacted negatively to an investment in the company by China Investment Corp. In other areas, banking giant Wells Fargo & Co. encountered industry-wide issues surrounding the mortgage foreclosure process, and food company General Mills, Inc. slumped as investors turned to more economically-sensitive investments.
3 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
     As of year-end, our bottom-up process has identified a number of opportunities among high-quality companies that lagged during the 2010 market rally but have exhibited strong business fundamentals and attractive valuations. We also have found opportunities among non-U.S. companies with sound business models that have demonstrated their ability to prosper in different phases of the economic cycle. In our judgment, such companies are poised for gains in a more selective market environment as the subpar economic recovery continues.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 2010. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of U.S. equity securities. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
4 | GROWTH PORTFOLIO

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
5 | GROWTH PORTFOLIO

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2010	December 31, 2010	December 31, 2010

Actual
	$1,000.00	$1,248.50	$4.49
Hypothetical (5% return before expenses)

	1,000.00	1,021.22	4.03
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2010 is as follows:
Expense Ratio
     0.79%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2010

	Shares	Value

Common Stocks—98.5%
Consumer Discretionary—12.0%
Automobiles—2.9%
Ford Motor Co.[1]	140,060	$2,351,607
Hotels, Restaurants & Leisure—4.3%
Hyatt Hotels Corp., Cl. A1	28,330	1,296,381
McDonald’s Corp.	28,400	2,179,984

		3,476,365

Media—2.8%
McGraw-Hill Cos., Inc. (The)	47,910	1,744,403
Washington Post Co. (The), Cl. B	1,247	548,057

		2,292,460

Multiline Retail—0.6%
Target Corp.	7,460	448,570
Specialty Retail—1.4%
AutoZone, Inc.[1]	4,230	1,153,056
Consumer Staples—9.4%
Food Products—5.2%
General Mills, Inc.	53,170	1,892,320
Mead Johnson Nutrition Co., Cl. A	22,460	1,398,135
Sara Lee Corp.	51,720	905,617

		4,196,072

Tobacco—4.2%
Philip Morris International, Inc.	57,920	3,390,058
Energy—11.2%
Oil, Gas & Consumable Fuels—11.2%
Chevron Corp.	34,431	3,141,829
Enterprise Products Partners LP	26,600	1,106,826
Noble Energy, Inc.	11,030	949,462
Occidental Petroleum Corp.	32,170	3,155,877
Plains All American Pipeline LP	11,400	715,806

		9,069,800

Financials—18.7%
Capital Markets—3.6%
Goldman Sachs Group, Inc. (The)	6,810	1,145,170
State Street Corp.	37,460	1,735,896

		2,881,066

Commercial Banks—6.9%
CIT Group, Inc.[1]	65,000	3,061,500
Wells Fargo & Co.	81,180	2,515,768

		5,577,268

Diversified Financial Services—4.6%
Bank of America Corp.	132,840	1,772,086
Citigroup, Inc.[1]	422,510	1,998,472

		3,770,558

Insurance—3.6%
AFLAC, Inc.	28,560	1,611,641
Progressive Corp.	66,930	1,329,899

		2,941,540

Health Care—11.4%
Biotechnology—1.9%
Celgene Corp.[1]	20,130	1,190,488
Human Genome Sciences, Inc.[1]	14,930	356,678

		1,547,166

Health Care Equipment & Supplies—1.1%
Medtronic, Inc.	24,020	890,902
Health Care Providers & Services—2.9%
Express Scripts, Inc.[1]	16,800	908,040
WellPoint, Inc.[1]	24,780	1,408,991

		2,317,031

Pharmaceuticals—5.5%
Abbott Laboratories	31,850	1,525,934
Merck & Co., Inc.	51,500	1,856,060
Perrigo Co.	3,510	222,288
Teva Pharmaceutical Industries Ltd., Sponsored ADR	16,740	872,656

		4,476,938

Industrials—10.4%
Aerospace & Defense—2.2%
Boeing Co. (The)	11,510	751,143
Precision Castparts Corp.	7,270	1,012,057

		1,763,200

Air Freight & Logistics—2.9%
United Parcel Service, Inc., Cl. B	32,730	2,375,543
Commercial Services & Supplies—1.7%
Republic Services, Inc.	47,130	1,407,302
Construction & Engineering—1.1%
KBR, Inc.	27,830	847,980
Industrial Conglomerates—2.5%
Tyco International Ltd.	48,165	1,995,958
Information Technology—18.8%
Communications Equipment—3.1%
QUALCOMM, Inc.	50,140	2,481,429
Computers & Peripherals—4.9%
Apple, Inc.[1]	10,920	3,522,355
Western Digital Corp.[1]	14,230	482,397

		4,004,752
7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—5.5%
eBay, Inc.[1]	84,180	$2,342,729
Google, Inc., Cl. A1	3,580	2,126,413

		4,469,142

Semiconductors & Semiconductor Equipment—1.2%
Marvell Technology Group Ltd.[1]	51,020	946,421
Software—4.1%
Check Point Software Technologies Ltd.[1]	31,860	1,473,844
Microsoft Corp.	67,440	1,882,923

		3,356,767

Materials—1.6%
Chemicals—1.6%
Praxair, Inc.	13,460	1,285,026
Telecommunication Services—2.0%
Wireless Telecommunication Services—2.0%
America Movil SAB de CV, ADR, Series L	28,780	1,650,245

Utilities—3.0%
Energy Traders—3.0%
AES Corp. (The)[1]	199,600	2,431,128

Total Common Stocks (Cost $64,621,405)		79,795,350

Investment Company—1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2,3] (Cost $1,202,978)	1,202,978	1,202,978

Total Investments, at Value (Cost $65,824,383)	100.0%	80,998,328
Other Assets Net of Liabilities	0.0	30,326

Net Assets	100.0%	$81,028,654

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of December 31, 2010.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	December 31, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	189,439	17,726,738	16,713,199	1,202,978

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$1,202,978	$2,176
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
8 | GROWTH PORTFOLIO

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$9,722,058	$—	$—	$9,722,058
Consumer Staples	7,586,130	—	—	7,586,130
Energy	9,069,800	—	—	9,069,800
Financials	15,170,432	—	—	15,170,432
Health Care	9,232,037	—	—	9,232,037
Industrials	8,389,983	—	—	8,389,983
Information Technology	15,258,511	—	—	15,258,511
Materials	1,285,026	—	—	1,285,026
Telecommunication Services	1,650,245	—	—	1,650,245
Utilities	2,431,128	—	—	2,431,128
Investment Company	1,202,978	—	—	1,202,978

Total Assets	$80,998,328	$—	$—	$80,998,328

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
9 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $64,621,405)	$79,795,350
Affiliated companies (cost $1,202,978)	1,202,978

80,998,328
Receivables and other assets:
Dividends	85,635
Shares of capital stock sold	1,287
Other	9,784

Total assets	81,095,034

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	22,322
Legal, auditing and other professional fees	15,535
Shareholder communications	11,232
Directors’ compensation	7,132
Transfer and shareholder servicing agent fees	6,841
Other	3,318

Total liabilities	66,380

Net Assets	$81,028,654

Composition of Net Assets
Par value of shares of capital stock	$40,233

Additional paid-in capital	110,253,184
Accumulated net investment income	739,938
Accumulated net realized loss on investments	(45,178,646)
Net unrealized appreciation on investments	15,173,945

Net Assets—applicable to 40,233,106 shares of capital stock outstanding	$81,028,654

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$2.01
See accompanying Notes to Financial Statements.
10 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,728)	$1,314,296
Affiliated companies	2,176
Interest	38

Total investment income	1,316,510

Expenses
Management fees	485,360
Transfer and shareholder servicing agent fees	77,657
Shareholder communications	15,515
Legal, auditing and other professional fees	29,181
Accounting service fees	15,000
Directors’ compensation	11,272
Administration service fees	1,500
Custodian fees and expenses	497
Other	8,973

Total expenses	644,955
Less waivers and reimbursements of expenses	(28,381)

Net expenses	616,574

Net Investment Income	699,936

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	5,606,174
Net change in unrealized appreciation/depreciation on investments	5,219,379

Net Increase in Net Assets Resulting from Operations	$11,525,489

See accompanying Notes to Financial Statements.
11 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2010	2009

Operations
Net investment income	$699,936	$956,944
Net realized gain (loss)	5,606,174	(23,515,519)
Net change in unrealized appreciation/depreciation	5,219,379	41,183,349

Net increase in net assets resulting from operations	11,525,489	18,624,774

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(905,791)	(1,417,389)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(9,673,084)	(8,782,023)

Net Assets
Total increase	946,614	8,425,362
Beginning of period	80,082,040	71,656,678

End of period (including accumulated net investment income of $739,938 and $945,462, respectively)	$81,028,654	$80,082,040

See accompanying Notes to Financial Statements.
12 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.76	$1.40	$2.31	$2.23	$1.97

Income (loss) from investment operations:
Net investment income[1]	.02	.01	.03	.03	.02
Net realized and unrealized gain (loss)	.25	.38	(.91)	.08	.27

Total from investment operations	.27	.39	(.88)	.11	.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$2.01	$1.76	$1.40	$2.31	$2.23

Total Return, at Net Asset Value[2]	15.51%	29.19%	(38.42)%	4.85%	14.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,029	$80,082	$71,657	$136,127	$153,481

Average net assets (in thousands)	$77,660	$72,186	$105,308	$148,472	$154,927

Ratios to average net assets:[3]
Net investment income	0.90%	1.33%	1.34%	1.23%	1.16%
Total expenses[4]	0.83%	0.81%	0.71%	0.69%	0.68%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.80%	0.79%	0.71%	0.69%	0.68%

Portfolio turnover rate	40%	118%	115%	101%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.81%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.68%
See accompanying Notes to Financial Statements.
13 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Growth Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate
14 | GROWTH PORTFOLIO

securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$593,769	$—	$45,133,864	$15,282,469
15 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
1. As of December 31, 2010, the Fund had $45,133,864 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$6,902,886
2016	12,141,910
2017	26,089,068

Total	$45,133,864

2. During the fiscal year ended December 31, 2010, the Fund utilized $4,916,354 of capital loss carryforward to offset capital gains realized in that fiscal year.
3. During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.
4. During the fiscal year ended December 31, 2010, $23,502,660 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Increase to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$23,502,664	$331	$23,502,333
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Distributions paid from: Ordinary income	$905,791	$1,417,389
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$65,715,859

Gross unrealized appreciation	$15,664,155
Gross unrealized depreciation	(381,686)

Net unrealized appreciation	$15,282,469

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are
16 | GROWTH PORTFOLIO

included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Sold	788,743	$1,421,353	925,488	$1,404,527
Dividends and/or distributions reinvested	511,746	905,791	1,362,874	1,417,389
Redeemed	(6,653,776)	(12,000,228)	(8,033,635)	(11,603,939)

Net decrease	(5,353,287)	$(9,673,084)	(5,745,273)	$(8,782,023)

17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$30,202,414	$40,350,875
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of its daily net assets. For the year ended December 31, 2010, the Fund paid $77,639 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $27,419.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $962 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
18 | GROWTH PORTFOLIO

     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.
19 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (one of the Funds constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Growth Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2011
20 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | GROWTH PORTFOLIO

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
22 | GROWTH PORTFOLIO

     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board considered that the Fund outperformed or performed competitively with its performance universe median for the one-year and five-year periods, although it underperformed its performance universe median during the three-year and ten-year periods. The Board also noted a change to the Fund’s management team on May 19, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Board also considered that, effective May 1, 2009, the Manager voluntarily agreed to cap the Fund’s annual total expenses, as a percentage of net assets, at 0.80%.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
23 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
24 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Director (since 2002) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2002) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1997) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
25 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

Richard Grabish, Director (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2002) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
26 | GROWTH PORTFOLIO

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

Manind Govil, Vice President and Portfolio Manager (since 2009) Age: 41	Mr. Govil, CFA, has been a Senior Vice President and the Main Street Team Leader of the Manager (since May 2009). Prior to joining the Manager, managed the RS Largecap Alpha fund (August 2005-March 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005); lead portfolio manager — core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President and Portfolio Manager (since 2009) Age: 38	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (January 2006-May 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; a financials analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc; a bank analyst at Legg Mason Securities (2000-2003); a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
27 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
28 | GROWTH PORTFOLIO

GROWTH PORTFOLIO
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.
©2011 OppenheimerFunds, Inc. All rights reserved.

December 31, 2010

Total Return Portfolio

A Series of Panorama Series Fund, Inc.

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

December 31, 2010 Total Return Portfolio Annual Report A Series of Panorama Series Fund, Inc. ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOTAL RETURN PORTFOLIO
Portfolio Managers: Emmanuel Ferreira,1 Krishna Memani and Peter A. Strzalkowski
Average Annual Total Returns
For the Periods Ended 12/31/10

1-Year	5-Year	10-Year

16.70%	0.27%	1.15%
Expense Ratios
For the Fiscal Year Ended 12/31/10

Gross	Net
Expense	Expense
Ratio	Ratio

0.83%	0.78%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratio takes into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

1.	Since December 2010.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total market value of investments.

Top Ten Common Stock Holdings
JPMorgan Chase & Co.	3.0%
Google, Inc., Cl. A	3.0
QUALCOMM, Inc.	3.0
Nestle SA	2.8
Chevron Corp.	2.5
Merck & Co., Inc.	2.2
Oracle Corp.	2.1
Take-Two Interactive Software, Inc.	2.1
Lorillard, Inc.	2.0
MetLife, Inc.	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on net assets.
2 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. During the 12-month reporting period ended December 31, 2010, the Fund produced a total return of 16.70%. In comparison, the S&P 500 Index returned 15.08% and the BofA Merrill Lynch Corporate and Government Master Index returned 6.83%.
Economic and Market Overview
Although the U.S. and other western economies continued to recover from a recession and worldwide financial crisis during the reporting period, the recovery proved to be choppy. In Europe, over the first half of 2010, Greece and, later, Ireland struggled to finance heavy debt loads, sparking fears of contagion to other markets and compelling national governments throughout the region to adopt fiscal austerity measures. At the same time, inflationary pressures in China prompted local government authorities to raise short-term interest rates, which fueled new concerns in the spring of 2010 regarding a major engine of global economic growth. Japan encountered a drop in export activity when the yen appreciated sharply against most major currencies. Finally, demand for goods and services in the United States remained under pressure from persistently high levels of unemployment and a weak domestic housing market.
     Economic conditions generally continued to improve in Europe and the U.S. over the second half of 2010, and investor sentiment was bolstered when the U.S. Federal Reserve announced a new round of quantitative easing in the fall. Corporate earnings continued to exceed analysts’ forecasts and the U.S. and other developed economies continued to expand at moderate rates. Many of the emerging markets shrugged off the economic problems undermining more developed economies during the first half of 2010 and enjoyed strong economic growth throughout the period. China and other nations in Southeast Asia continued to attract manufacturing facilities and investment capital, helping to support an expanding middle class of consumers. A record high volume of new emerging-market corporate bond issues provided evidence of the robust capital inflows to Asia and Latin America.
     In terms of the global bond and equity markets, both continued their very strong performance runs. Emerging-market equities continued their rally throughout 2010 although at more muted levels than those seen in 2009. U.S. equities, particularly small capitalization stocks, performed quite strongly as well. Global investors over the reporting period continued to seek higher yields in a historically low interest-rate environment, supporting prices of emerging-market bonds, commercial mortgage-backed securities and high yield, non-investment grade corporate bonds. After U.S. Treasuries experienced a strong run up for much of 2010, they cooled off substantially in December 2010 and experienced a steep sell-off.
Fund Strategy
The Fund’s equity portfolio produced positive absolute results during the period, and also outperformed the S&P 500 Index. The Fund outperformed the S&P 500 Index in eight out of ten sectors during the reporting period, led by health care, financials and information technology. In the health care sector, the Fund outperformed primarily as a result of not holding securities in the health care equipment and supplies subsector, as well as its underweight position in the pharmaceuticals subsector, which were among the weaker performing areas of the S&P 500 Index during the period.
     Within financials, the Fund outperformed the S&P 500 Index largely as a result of stronger relative stock selection. The Fund’s overweight exposure in MetLife, Inc. and Prudential Financial, Inc., two companies that performed well during the period, contributed to positive performance. MetLife was a top ten common stock holding of the Fund at period end. We exited our position in Bank of America Corp. over the first quarter of 2010, which benefited relative results, as the stock produced negative results for the S&P 500 Index for the entire one-year period. The Fund also held Capital One Financial Corp. for the first half of the reporting period, during which time it generally rallied. We exited our position in July 2010. Subsequent to exiting our position, Capital One’s stock experienced declines, which also contributed to relative performance versus the S&P 500 Index.
     In the information technology sector, the top contributing stock on a relative basis was SanDisk Corp. The Fund held SanDisk through June, during which time it rallied strongly. Apple, Inc., which we exited by period end, is another information technology stock that posted strong results for the Fund. Not holding Cisco Systems, Inc. for most of the year also contributed to relative performance during the period, as it posted a negative total return for the S&P 500 Index.
3 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION Continued
     The Fund’s equity component underperformed within the consumer staples and industrials sectors, due to weaker relative stock selection. In consumer staples, overweight positions in Archer Daniels Midland Co. and Wal-Mart Stores, Inc. detracted from performance. An overweight position in Raytheon Co. detracted the most from relative performance in the industrials sector. We exited our positions in Archer Daniels Midland, Wal-Mart Stores and Raytheon by period end.
     The Fund’s fixed-income portfolio also produced positive absolute returns during the period and outperformed the BofA Merrill Lynch Corporate and Government Master Index. The fixed-income component performed particularly well in a few areas, specifically mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and certain investment grade and high yield investments. MBS guaranteed by government-sponsored enterprises (GSEs) —also referred to as agency MBS — enjoyed quite good performance during the reporting period, and outperformed similar-duration Treasuries. MBS originated by private entities — otherwise known as non-agency MBS — continued to post solid returns demonstrating, in our view, the continuing benefit of dwindling supply. This sector tends to naturally amortize and little or no new issuance has taken place since the housing market declined. As a result of the problems in the residential real estate market, MBS, in general, have benefited from declining prepayments, which have increased the value of many mortgages. The Fund’s exposure to CMBS, which posted even stronger returns than MBS, also benefited Fund performance. The Fund received a greater contribution to return from MBS than CMBS, however, due to the Fund’s much larger exposure to MBS.
     A few other areas within the fixed-income component contributed to Fund performance during the reporting period. The performance of our investments in investment grade securities significantly outperformed, primarily due to our exposure to financials and a tilt towards lower-rated, investment grade corporate debt, especially BBB-rated securities. Our investments in high yield, non-investment grade securities also performed well, as our allocations to BB-rated bonds added to the Fund’s outperformance. Lastly, our allocation to asset-backed securities (ABS) contributed to Fund performance. ABS are often collateralized by credit card receivables and auto loans, and these generally performed well for the Fund during the period. In the fourth quarter, the performance of credit card receivables trailed off slightly, while the performance of auto loans remained strong. The Fund had a small allocation in U.S. Government agency debt, which modestly contributed to performance.
     The Fund had minimal exposure to U.S. Treasury securities during the period. Treasuries overall produced solid performance during the reporting period. However, the Fund’s small allocation to Treasuries contributed to its relative outperformance, as most other sectors performed better. The Fund’s lack of significant direct exposure to Treasuries fared especially well in December, when they encountered a steep sell-off. During the period, we continued to employ the use of derivatives to help position the Fund’s interest-rate strategy.
4 | TOTAL RETURN PORTFOLIO

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment the Fund held until December 31, 2010. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities and to the BofA Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. The indices’ performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
5 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
6 | TOTAL RETURN PORTFOLIO

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2010	December 31, 2010	December 31, 2010

Actual
	$1,000.00	$1,157.40	$4.30

Hypothetical (5% return before expenses)
	1,000.00	1,021.22	4.03
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2010 is as follows:

Expense Ratio
0.79%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2010

	Shares	Value

Common Stocks—54.5%
Consumer Discretionary—0.3%
Multiline Retail—0.3%
Target Corp.	6,000	$360,780
Consumer Staples—6.7%
Food & Staples Retailing—0.8%
CVS Caremark Corp.	27,140	943,658
Food Products—2.8%
Nestle SA	55,231	3,234,115
Tobacco—3.1%
Altria Group, Inc.	47,436	1,167,874
Lorillard, Inc.	28,836	2,366,282

		3,534,156

Energy—6.8%
Energy Equipment & Services—2.3%
Halliburton Co.	39,560	1,615,235
Schlumberger Ltd.	12,520	1,045,420

		2,660,655

Oil, Gas & Consumable Fuels—4.5%
BP plc, ADR	15,960	704,953
Chevron Corp.	31,030	2,831,488
CONSOL Energy, Inc.	19,200	935,808
Exxon Mobil Corp.	8,900	650,768

		5,123,017

Financials—7.9%
Diversified Financial Services—3.0%
JPMorgan Chase & Co.	81,760	3,468,259
Insurance—4.9%
Everest Re Group Ltd.	23,960	2,032,287
MetLife, Inc.	50,490	2,243,776
Prudential Financial, Inc.	23,800	1,397,298

		5,673,361

Health Care—10.6%
Biotechnology—3.7%
Amgen, Inc.[1]	28,500	1,564,650
Gilead Sciences, Inc.[1]	43,644	1,581,659
Vanda Pharmaceuticals, Inc.[1]	122,140	1,155,444

		4,301,753

Health Care Providers & Services—2.1%
Humana, Inc.[1]	19,570	1,071,262
WellPoint, Inc.[1]	23,580	1,340,759

		2,412,021

Pharmaceuticals—4.8%
Merck & Co., Inc.	69,370	2,500,095
Mylan, Inc.[1]	73,247	1,547,709
Teva Pharmaceutical Industries Ltd., Sponsored ADR	29,270	1,525,845

		5,573,649

Industrials—1.8%
Aerospace & Defense—0.1%
AerCap Holdings NV1	5,540	78,225
Industrial Conglomerates—0.7%
Tyco International Ltd.	19,400	803,936

Machinery—1.0%
Navistar International Corp.[1]	20,790	1,203,949

Information Technology—17.2%
Communications Equipment—3.8%
Harris Corp.	20,386	923,486
QUALCOMM, Inc.	69,790	3,453,907

		4,377,393

Internet Software & Services—4.7%
eBay, Inc.[1]	70,060	1,949,770
Google, Inc., Cl. A1	5,820	3,456,905

		5,406,675

IT Services—1.7%
International Business Machines Corp.	4,600	675,096
MasterCard, Inc., Cl. A	5,690	1,275,186

		1,950,282

Software—7.0%
Microsoft Corp.	45,034	1,257,349
Oracle Corp.	79,250	2,480,525
Take-Two Interactive Software, Inc.[1]	193,740	2,371,378
THQ, Inc.[1]	338,330	2,050,280

		8,159,532

Materials—2.4%
Chemicals—2.4%
Celanese Corp., Series A	28,234	1,162,394
Potash Corp. of Saskatchewan, Inc.	9,954	1,541,178

		2,703,572

Utilities—0.8%
Electric Utilities—0.8%
Edison International, Inc.	24,880	960,368

Total Common Stocks (Cost $61,639,596)		62,929,356
8 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Asset-Backed Securities—3.8%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12	$110,000	$110,221
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	55,000	54,676
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.01%, 1/15/13[2,3]	110,000	112,052
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[2]	95,000	97,348
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	70,000	71,286
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	50,000	50,022
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16	60,000	59,137
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	31,755	31,769
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	45,000	45,144
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.221%, 5/25/34[3]	141,560	125,641
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	75,000	75,150
Capital One Multi-Asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	125,000	126,564
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	45,000	44,753
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	30,590	31,644
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[2]	59,007	59,084
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	73,646
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A8, Cl. A8, 2.36%, 5/16/16[2,3]	155,000	156,980
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	34,840	34,993
Series 2010-A, Cl. A2, 0.81%, 3/25/15	111,761	111,813
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.001%, 2/25/33[3]	5,943	5,396
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[3]	301,663	258,408
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[3]	70,522	56,740
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13	116,988	119,857
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	60,700	61,172
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.351%, 7/25/36[3]	50,620	49,785
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.371%, 7/7/36[3]	26,566	25,304
Ford Credit Auto Lease Trust, Automobile Receivable Nts.:
Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	58,076	58,128
Series 2010-B, Cl. A2, 0.75%, 10/15/12[4]	115,000	115,000
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-E, Cl. A2, 0.80%, 3/15/12	107,416	107,472
Series 2010-A, Cl. A4, 2.15%, 6/15/15	165,000	168,122
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.81%, 9/15/12[3]	110,000	111,659
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.91%, 12/15/14[2,3]	115,000	117,166
Harley-Davidson Motorcycle Trust 2006-3, Motorcycle Contract-Backed Nts., Series 2006-3, Cl. A4, 5.22%, 6/15/13	132,748	135,112
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	5,132	5,135
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/15/14[2]	115,000	116,111
9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.521%, 1/20/35[3]	$103,588	$99,480
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.61%, 3/15/16[3]	120,000	118,674
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.32%, 12/15/13[3]	74,103	73,909
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.511%, 6/17/11[2,3]	225,000	224,499
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.911%, 1/26/15[2,3]	185,000	185,451
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1%, 12/15/13	105,000	104,872
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.41%, 1/15/13[2,3]	110,000	111,299
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	110,000	110,147
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	115,000	114,435
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	105,000	104,825
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	115,000	118,255

Total Asset-Backed Securities (Cost $4,416,132)		4,348,336

Mortgage-Backed Obligations—26.7%
Government Agency—22.5%
FHLMC/FNMA/FHLB/Sponsored—22.2%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	231,460	244,408
5%, 12/15/34	16,001	16,895
5.50%, 9/1/39	371,494	396,178
6.50%, 4/15/18-4/1/34	138,632	154,284
7%, 10/1/31	99,785	113,802
8%, 4/1/16	51,726	56,916
9%, 8/1/22-5/1/25	18,078	20,470
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.611%, 3/25/36[3]	106,526	150,420
Series 2461, Cl. PZ, 6.50%, 6/15/32	230,119	256,636
Series 2500, Cl. FD, 0.76%, 3/15/32[3]	28,323	28,498
Series 2526, Cl. FE, 0.66%, 6/15/29[3]	39,555	39,708
Series 2551, Cl. FD, 0.66%, 1/15/33[3]	27,746	27,849
Series 2638, Cl. KG, 4%, 11/1/27	272,619	275,112
Series 2648, Cl. JE, 3%, 2/1/30	69,010	69,325
Series 2663, Cl. BA, 4%, 8/1/16	130,526	133,072
Series 2676, Cl. KB, 5%, 2/1/20	41,311	41,730
Series 2686, Cl. CD, 4.50%, 2/1/17	87,529	89,310
Series 2907, Cl. GC, 5%, 6/1/27	41,627	42,386
Series 2911, Cl. CU, 5%, 2/1/28	125,391	127,658
Series 2929, Cl. PC, 5%, 1/1/28	42,084	42,710
Series 2952, Cl. GJ, 4.50%, 12/1/28	30,706	31,000
Series 3019, Cl. MD, 4.75%, 1/1/31	96,994	99,696
Series 3025, Cl. SJ, 23.796%, 8/15/35[3]	19,612	27,342
Series 3094, Cl. HS, 23.429%, 6/15/34[3]	61,019	80,171
Series 3242, Cl. QA, 5.50%, 3/1/30	105,208	108,387
Series 3291, Cl. NA, 5.50%, 10/1/27	67,986	68,776
Series 3306, Cl. PA, 5.50%, 10/1/27	56,332	56,928
Series R001, Cl. AE, 4.375%, 4/1/15	38,633	39,405
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 13.849%, 4/1/27[5]	98,663	19,272
Series 192, Cl. IO, 11.391%, 2/1/28[5]	26,118	5,212
Series 2130, Cl. SC, 51.625%, 3/15/29[5]	74,429	13,299
Series 243, Cl. 6, 2.173%, 12/15/32[5]	78,922	15,375
Series 2527, Cl. SG, 36.63%, 2/15/32[5]	9,260	440
Series 2531, Cl. ST, 58.867%, 2/15/30[5]	14,005	883
Series 2796, Cl. SD, 69.12%, 7/15/26[5]	113,806	20,165
Series 2802, Cl. AS, 96.397%, 4/15/33[5]	87,869	7,820
Series 2920, Cl. S, 66.453%, 1/15/35[5]	449,886	64,718
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	69,415	8,903
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.239%, 6/1/26[6]	25,565	21,558
Federal National Mortgage Assn.:
3.50%, 1/1/26-1/1/41[7]	1,850,000	1,839,694
4%, 1/1/41[7]	2,730,000	2,716,350
4.50%, 1/1/26-1/1/41[7]	3,497,000	3,596,059
5%, 1/1/41[7]	3,130,000	3,290,901
5.50%, 1/1/26-1/1/41[7]	3,119,000	3,338,155
6%, 11/25/17-3/1/37	1,195,629	1,310,387
6%, 1/1/41[7]	900,000	978,329
6%, 11/1/34[8]	500,343	548,912
6.50%, 5/25/17-10/25/19	322,337	352,353
6.50%, 1/1/41[7]	694,000	771,316
7%, 10/25/35	43,235	49,021
8.50%, 7/1/32	3,320	3,740
10 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Trust 2009-36, Cl. FA, 1.201%, 6/25/37[3]	$219,542	$223,835
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	74,045	81,838
Trust 2003-130, Cl. CS, 13.579%, 12/25/33[3]	52,134	59,965
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	723,993
Trust 2004-101, Cl. BG, 5%, 1/25/20	452,000	483,418
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	33,076	33,620
Trust 2004-9, Cl. AB, 4%, 7/1/17	154,152	158,307
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	270,000	290,804
Trust 2005-12, Cl. JC, 5%, 6/1/28	115,401	117,957
Trust 2005-22, Cl. EC, 5%, 10/1/28	67,443	69,021
Trust 2005-30, Cl. CU, 5%, 4/1/29	51,077	52,490
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	274,169
Trust 2006-46, Cl. SW, 23.244%, 6/25/36[3]	83,401	115,530
Trust 2006-50, Cl. KS, 23.244%, 6/25/36[3]	66,956	91,348
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	86,576	87,258
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 47.552%, 11/25/31[5]	214,040	40,037
Trust 2001-81, Cl. S, 37.465%, 1/25/32[5]	52,327	10,374
Trust 2002-47, Cl. NS, 35.828%, 4/25/32[5]	126,964	23,844
Trust 2002-51, Cl. S, 36.117%, 8/25/32[5]	116,584	21,877
Trust 2002-52, Cl. SD, 43.088%, 9/25/32[5]	144,324	28,648
Trust 2002-77, Cl. SH, 47.726%, 12/18/32[5]	69,638	13,043
Trust 2002-84, Cl. SA, 48.202%, 12/25/32[5]	190,912	32,775
Trust 2003-33, Cl. SP, 49.581%, 5/25/33[5]	212,885	36,958
Trust 2003-4, Cl. S, 44.218%, 2/25/33[5]	124,912	23,448
Trust 2003-89, Cl. XS, 53.473%, 11/25/32[5]	27,499	2,072
Trust 2004-54, Cl. DS, 51.461%, 11/25/30[5]	112,123	14,272
Trust 2004-56, Cl. SE, 17.592%, 10/25/33[5]	115,446	19,059
Trust 2005-40, Cl. SA, 65.782%, 5/25/35[5]	255,620	42,742
Trust 2005-71, Cl. SA, 68.344%, 8/25/25[5]	311,254	42,512
Trust 2005-93, Cl. SI, 17.83%, 10/25/35[5]	134,108	16,574
Trust 2008-67, Cl. KS, 34.057%, 8/25/34[5]	277,494	20,790
Trust 222, Cl. 2, 20.737%, 6/1/23[5]	204,974	38,406
Trust 252, Cl. 2, 32.851%, 11/1/23[5]	173,757	35,057
Trust 319, Cl. 2, 6.219%, 2/1/32[5]	46,116	9,447
Trust 320, Cl. 2, 9.699%, 4/1/32[5]	38,201	10,511
Trust 321, Cl. 2, 0.678%, 4/1/32[5]	481,496	124,043
Trust 331, Cl. 9, 14.804%, 2/1/33[5]	130,022	24,104
Trust 334, Cl. 17, 22.82%, 2/1/33[5]	85,849	16,327
Trust 339, Cl. 12, 0%, 7/1/33[5,9]	128,065	22,609
Trust 339, Cl. 7, 0%, 7/1/33[5,9]	371,372	63,243
Trust 343, Cl. 13, 3.942%, 9/1/33[5]	118,135	20,494
Trust 345, Cl. 9, 3.321%, 1/1/34[5]	202,191	34,565
Trust 351, Cl. 10, 13.565%, 4/1/34[5]	17,099	2,936
Trust 351, Cl. 8, 0%, 4/1/34[5,9]	58,442	10,048
Trust 356, Cl. 10, 0%, 6/1/35[5,9]	48,932	8,356
Trust 356, Cl. 12, 0%, 2/1/35[5,9]	29,109	4,990
Trust 362, Cl. 13, 0.217%, 8/1/35[5]	140,779	23,728
Trust 364, Cl. 16, 0%, 9/1/35[5,9]	129,414	22,891
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.767%, 9/25/23[6]	69,072	61,657

		25,597,924

GNMA/Guaranteed—0.3%
Government National Mortgage Assn.:
7%, 1/30/24	80,461	91,978
7.50%, 1/30/23-6/30/24	88,628	102,284
8%, 5/30/17	28,691	32,628
8.50%, 8/1/17-12/15/17	25,156	28,305
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 88.508%, 1/16/27[5]	129,829	20,123
Series 2002-15, Cl. SM, 77.353%, 2/16/32[5]	146,834	22,734
Series 2002-76, Cl. SY, 81.039%, 12/16/26[5]	329,033	55,163
Series 2004-11, Cl. SM, 69.385%, 1/17/30[5]	110,788	21,015

		374,230

Non-Agency—4.2%
Commercial—3.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	190,000	193,233
Series 2007-1, Cl. A4, 5.451%, 1/1/17	160,000	167,164
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	220,000	215,431
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	250,000	260,809
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	135,000	140,141
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	121,208	71,493
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[2]	139,751	140,218
11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.82%, 9/1/20[4,5]	$1,110,000	$99,109
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	112,396	112,861
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	104,082	75,337
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.052%, 11/1/37[3]	81,243	66,444
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	45,160	45,419
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	120,000	127,460
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	88,939	86,377
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.801%, 5/25/35[3]	134,954	102,063
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[2]	165,000	159,992
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	55,000	55,561
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	40,000	40,964
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	165,000	168,314
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	20,000	20,833
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.872%, 4/1/45[3]	200,000	207,747
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AM, 5.712%, 3/11/39	115,000	116,612
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	235,964	235,527
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.456%, 7/12/46	230,000	232,542
NCUA Guaranteed Notes, Asset-Backed Nts., Series 2010-R3, Cl. 2A, 0.825%, 12/8/20[3]	230,000	229,713
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	120,000	125,414
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-C27, Cl. AM, 5.795%, 7/15/45	90,000	89,691
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 10/1/57[2]	89,512	89,795
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.839%, 2/1/35[3]	77,600	71,241

		3,747,505

Multifamily—0.3%
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	150,000	154,052
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 3.203%, 3/25/36[3]	263,018	234,331

		388,383

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	145,000	152,986

Residential—0.5%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.87%, 6/1/34[3]	155,264	147,746
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.293%, 12/1/49[3]	160,000	172,261
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	126,458	101,145
12 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Residential Continued
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	$73,714	$74,266
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.872%, 9/1/34[3]	126,964	123,261

		618,679

Total Mortgage-Backed Obligations (Cost $30,074,849)		30,879,707

U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts.:
1.75%, 9/10/15	180,000	177,125
5%, 2/16/17	65,000	73,282
5.25%, 4/18/16	105,000	120,248
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15	170,000	165,886
4.875%, 12/15/16	55,000	61,738
5%, 3/15/16	70,000	79,173

Total U.S. Government Obligations (Cost $676,351)		677,452

Non-Convertible Corporate Bonds and Notes—13.4%
Consumer Discretionary—1.7%
Auto Components—0.1%
BorgWarner, Inc., 4.625% Sr. Unsec. Unsub. Nts., 9/15/20	102,000	100,895

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	110,000	113,300

Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	165,000	172,755
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	122,000	133,543

		306,298

Household Durables—0.2%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	84,000	91,107
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	115,000	110,256
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12	85,000	91,627

		292,990

Leisure Equipment & Products—0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	110,000	118,322
6.125% Sr. Unsec. Nts., 6/15/11	100,000	102,128

		220,450

Media—0.7%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	67,000	92,883
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	195,000	216,446
Interpublic Group of Co., Inc. (The), 10% Sr. Unsec. Nts., 7/15/17	93,000	109,275
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	102,000	117,810
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	59,000	74,669
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	63,000	74,582
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18	110,000	116,325

		801,990

Specialty Retail—0.1%
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	149,000	151,408

Consumer Staples—0.7%
Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[2]	163,000	203,144
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	100,000	109,750

		312,894

Food & Staples Retailing—0.1%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40[2]	71,000	67,819

Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	45,000	47,336
8.50% Sr. Unsec. Nts., 6/15/19	50,000	58,717
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	113,000	122,746

		228,799

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	125,000	181,194
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	66,000	67,866

		249,060

Energy—1.4%
Energy Equipment & Services—0.2%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	99,000	100,002
13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Energy Equipment & Services Continued
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	$72,000	$73,767

		173,769

Oil, Gas & Consumable Fuels—1.2%
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	105,000	113,269
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12	44,000	46,636
7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	80,000	93,345
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	110,000	110,488
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	195,000	211,199
Kinder Morgan Energy Partners LP, 6.50% Sr. Unsec. Unsub. Nts., 9/1/39	89,000	92,243
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	58,000	56,370
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11	48,000	48,579
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	73,000	79,844
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	60,000	64,920
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	130,000	128,707
5.625% Sr. Unsec. Unsub. Nts., 4/15/20[2]	75,000	72,626
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	108,000	122,310
Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	162,000	170,424

		1,410,960

Financials—5.2%
Capital Markets—0.9%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	165,000	169,887
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	118,000	112,768
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[2]	183,000	179,425
Morgan Stanley, 5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	330,000	344,250
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	110,000	112,601
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13	112,000	113,027

		1,031,958

Commercial Banks—1.3%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	110,000	111,751
Barclays Bank plc, 6.278% Perpetual Bonds[10]	250,000	212,500
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[2,10]	120,000	110,100
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	156,000	149,370
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	290,000	269,700
Huntington BancShares, Inc., 7% Sub. Nts., 12/15/20	185,000	195,135
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	112,000	103,223
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	105,000	107,002
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	231,000	244,860

		1,503,641

Consumer Finance—0.2%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12	100,000	107,008
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37[3]	180,000	179,550

		286,558

Diversified Financial Services—0.9%
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	45,000	46,645
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20	223,000	232,132
6.01% Sr. Unsec. Nts., 1/15/15	111,000	121,879
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	123,000	106,395
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	320,000	341,303
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	165,000	171,737

		1,020,091

Insurance—1.5%
American International Group, Inc.:
5.85% Sr. Unsec. Nts., Series G, 1/16/18	107,000	110,649
6.40% Sr. Unsec. Unsub. Nts., 12/15/20	112,000	117,728
CNS Financial Corp., 5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	115,000	114,710
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	100,000	112,593
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	105,000	111,415
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	113,000	116,355
14 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Insurance Continued
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	$150,000	$134,616
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	220,000	205,150
Manulife Financial Corp., 4.90% Sr. Unsec. Unsub. Nts., 9/17/20	65,000	61,976
PartnerRe Finance B LLC, 5.50% Sr. Unsec. Nts., 6/1/20	105,000	105,930
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	110,000	114,207
RenRe North America Holdings, Inc., 5.75% Sr. Unsec. Nts., 3/15/20	115,000	115,658
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	220,000	211,260
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[2]	123,000	120,494

		1,752,741

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	45,000	46,710
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	57,000	59,041
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	115,000	116,322
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	43,000	44,129
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	110,000	113,062
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	50,000	53,028

		432,292

Health Care—0.6%
Biotechnology—0.2%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	115,000	111,856
Genzyme Corp., 5% Sr. Unsec. Nts., 6/15/20	108,000	113,599

		225,455

Health Care Providers & Services—0.3%
Laboratory Corp. of America Holdings, 4.625% Nts., 11/15/20	85,000	84,398
Quest Diagnostic, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	122,000	116,613
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	95,000	95,101

		296,112

Pharmaceuticals—0.1%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	37,000	36,496
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	120,000	118,200

		154,696

Industrials—0.9%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	110,000	114,538
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	100,000	109,750

		224,288

Commercial Services & Supplies—0.3%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	38,000	45,101
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	109,000	116,221
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	105,000	107,552
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	70,000	72,273

		341,147

Industrial Conglomerates—0.2%
General Electric Capital Corp., 4.25% Sr. Unsec. Nts., Series A, 6/15/12	105,000	109,234
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	94,000	113,309

		222,543

Machinery—0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	115,000	125,638

Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[2]	116,000	115,710

Information Technology—0.6%
Communications Equipment—0.3%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	207,000	212,588
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	105,000	110,604

		323,192

Electronic Equipment & Instruments—0.1%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	210,000	203,798

IT Services—0.1%
SAIC, Inc., 5.95% Sr. Unsec. Unsub. Nts., 12/1/40[2]	70,000	71,230
15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	$147,000	$135,120

Materials—1.1%
Chemicals—0.5%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	173,000	183,872
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	96,000	94,937
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	100,000	115,750
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	111,000	119,048
Potash Corp., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	68,000	68,876

		582,483

Containers & Packaging—0.3%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	113,000	122,323
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	135,000	148,648
Sonoco Products Co., 5.75% Sr. Unsec. Unsub. Nts., 11/1/40	57,000	55,142

		326,113

Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	160,000	177,217
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	7,000	7,548
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	60,000	63,658
6% Sr. Unsec. Unsub. Nts., 10/15/15	74,000	81,027

		329,450

Telecommunication Services—0.7%
Diversified Telecommunication Services—0.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	102,000	107,963
British Telecommunications plc, 9.875% Bonds, 12/15/30	67,000	89,525
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	105,000	114,116
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	110,000	121,275
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	101,000	114,383
Telus Corp., 8% Nts., 6/1/11	58,000	59,588
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	67,000	74,365

		681,215

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	78,000	88,067

Utilities—0.5%
Electric Utilities—0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	98,000	105,175
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	66,000	64,165
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	75,000	75,812
Northeast Utilities, 7.25% Sr. Unsec. Nts., 4/1/12	110,000	117,670
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	115,000	146,642

		509,464

Gas Utilities—0.1%
AmeriGas Partners LP, 7.25% Sr. Unsec. Nts., 5/20/15	108,000	111,502

Total Non-Convertible Corporate Bonds and Notes (Cost $15,041,193)		15,525,136

	Shares

Investment Companies—14.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	37,145	37,145
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[11,13]	17,175,856	17,175,856

Total Investment Companies (Cost $17,213,001)		17,213,001

Total Investments, at Value (Cost $129,061,122)	113.9%	131,572,988
Liabilities in Excess of Other Assets	(13.9)	(16,074,114)

Net Assets	100.0%	$115,498,874

16 | TOTAL RETURN PORTFOLIO

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,463,490 or 3.86% of the Fund’s net assets as of December 31, 2010.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $269,670, which represents 0.23% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.82%, 9/1/20	10/27/10	$101,290	$99,109	$(2,181)
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12	10/21/10	114,998	115,000	2
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	54,313	55,561	1,248

		$270,601	$269,670	$(931)

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,235,011 or 1.07% of the Fund’s net assets as of December 31, 2010.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $83,215 or 0.07% of the Fund’s net assets as of December 31, 2010.

7.	When-issued security or delayed delivery to be delivered and settled after December 31, 2010. See Note 1 of the accompanying Notes.

8.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $17,118. See Note 5 of the accompanying Notes.

9.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Rate shown is the 7-day yield as of December 31, 2010.

12.	Interest rate is less than 0.0005%.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	December 31, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	2,501,190	61,773,996	47,099,330	17,175,856

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$17,175,856	$3,632
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
17 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$360,780	$—	$—	$360,780
Consumer Staples	7,711,929	—	—	7,711,929
Energy	7,783,672	—	—	7,783,672
Financials	9,141,620	—	—	9,141,620
Health Care	12,287,423	—	—	12,287,423
Industrials	2,086,110	—	—	2,086,110
Information Technology	19,893,882	—	—	19,893,882
Materials	2,703,572	—	—	2,703,572
Utilities	960,368	—	—	960,368
Asset-Backed Securities	—	4,348,336	—	4,348,336
Mortgage-Backed Obligations	—	30,879,707	—	30,879,707
U.S. Government Obligations	—	677,452	—	677,452
Non-Convertible Corporate Bonds and Notes	—	15,525,136	—	15,525,136
Investment Companies	17,213,001	—	—	17,213,001

Total Investments, at Value	80,142,357	51,430,631	—	131,572,988

Other Financial Instruments:
Futures margins	23,165	—	—	23,165

Total Assets	$80,165,522	$51,430,631	$—	$131,596,153

Liabilities Table
Other Financial Instruments:
Futures margins	$(8,243)	$—	$—	$(8,243)

Total Liabilities	$(8,243)	$—	$—	$(8,243)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of December 31, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	17	3/22/11	$2,076,125	$12,908
U.S. Treasury Nts., 2 yr.	Sell	13	3/31/11	2,845,781	(4,775)
U.S. Treasury Nts., 5 yr.	Sell	2	3/31/11	235,438	4,064
U.S. Treasury Nts., 10 yr.	Sell	8	3/22/11	963,500	(6,350)
U.S. Ultra Bonds	Buy	2	3/22/11	254,188	9,614

					$15,461

See accompanying Notes to Financial Statements.
18 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $111,885,266)	$114,397,132
Affiliated companies (cost $17,175,856)	17,175,856

131,572,988
Cash used for collateral on futures	110,946
Receivables and other assets:
Investments sold (including $1,761,046 sold on a when-issued or delayed delivery basis)	1,826,921
Interest, dividends and principal paydowns	396,539
Futures margins	23,165
Shares of capital stock sold	4,381
Other	10,570

Total assets	133,945,510

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	18,365,043
Shareholder communications	11,839
Transfer and shareholder servicing agent fees	9,824
Directors’ compensation	8,689
Futures margins	8,243
Shares of capital stock redeemed	6,507
Other	36,491

Total liabilities	18,446,636

Net Assets	$115,498,874

Composition of Net Assets
Par value of shares of capital stock	$92,530
Additional paid-in capital	156,709,868
Accumulated net investment income	3,057,913
Accumulated net realized loss on investments and foreign currency transactions	(46,888,764)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,527,327

Net Assets—applicable to 92,529,957 shares of capital stock outstanding	$115,498,874

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.25
See accompanying Notes to Financial Statements.
19 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income
Interest (net of foreign withholding taxes of $546)	$2,090,398
Dividends:
Unaffiliated companies	1,710,938
Affiliated companies	3,632

Total investment income	3,804,968

Expenses
Management fees	707,732
Transfer and shareholder servicing agent fees	113,236
Legal, auditing and other professional fees	42,200
Shareholder communications	17,761
Custodian fees and expenses	15,734
Accounting service fees	15,000
Directors’ compensation	12,506
Administration service fees	1,500
Other	10,040

Total expenses	935,709
Less waivers and reimbursements of expenses	(59,363)

Net expenses	876,346

Net Investment Income	2,928,622

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	16,964,629
Closing and expiration of futures contracts	374,509
Foreign currency transactions	(1,763)
Short positions	(15,157)
Swap contracts	1,955
Increase from payment by affiliate	363

Net realized gain	17,324,536
Net change in unrealized appreciation/depreciation on:
Investments	(3,240,802)
Translation of assets and liabilities denominated in foreign currencies	113,019
Futures contracts	178,483
Swap contracts	15,488

Net change in unrealized appreciation/depreciation	(2,933,812)

Net Increase in Net Assets Resulting from Operations	$17,319,346

See accompanying Notes to Financial Statements.
20 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2010	2009

Operations
Net investment income	$2,928,622	$3,792,920
Net realized gain (loss)	17,324,536	(18,212,763)
Net change in unrealized appreciation/depreciation	(2,933,812)	32,983,849

Net increase in net assets resulting from operations	17,319,346	18,564,006

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,974,658)	—

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(12,312,911)	(16,420,442)

Net Assets
Total increase	3,031,777	2,143,564
Beginning of period	112,467,097	110,323,533

End of period (including accumulated net investment income of $3,057,913 and $1,973,462, respectively)	$115,498,874	$112,467,097

See accompanying Notes to Financial Statements.
21 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.09	$0.91	$1.53	$1.49	$1.37

Income (loss) from investment operations:
Net investment income[1]	.03	.03	.05	.04	.04
Net realized and unrealized gain (loss)	.15	.15	(.63)	.04	.12

Total from investment operations	.18	.18	(.58)	.08	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.04)	(.04)	(.04)

Net asset value, end of period	$1.25	$1.09	$0.91	$1.53	$1.49

Total Return, at Net Asset Value[2]	16.70%	19.78%	(38.65)%	5.82%	11.70%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$115	$112	$110	$216	$240

Average net assets (in millions)	$113	$103	$170	$231	$247

Ratios to average net assets:[3]
Net investment income	2.59%	3.67%	3.82%	2.84%	2.74%
Total expenses[4]	0.83%	0.79%	0.68%	0.68%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.70%	0.68%	0.68%	0.66%

Portfolio turnover rate[5]	181%	144%	121%	107%	151%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.79%
Year Ended December 31, 2008	0.68%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.66%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2010	$185,632,885	$184,250,091
Year Ended December 31, 2009	$220,453,679	$226,017,815
Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
Year Ended December 31, 2006	$299,867,320	$323,936,795
See accompanying Notes to Financial Statements.
22 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Total Return Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts
23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$18,365,043
Sold securities	1,761,046
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of December 31, 2010, the Fund had no outstanding securities sold short.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer
24 | TOTAL RETURN PORTFOLIO

Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$3,066,605	$—	$46,836,627	$2,475,187

1.	As of December 31, 2010, the Fund had $46,836,627 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$13,978,418
2017	32,858,209

Total	$46,836,627

25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

2.	During the fiscal year ended December 31, 2010, the Fund utilized $15,703,539 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2010, $54,320,352 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
Reduction	to Accumulated	to Accumulated Net
to Paid-in	Net Investment	Realized Loss
Capital	Income	on Investments

$54,320,352	$130,487	$54,189,865
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Distributions paid from:
Ordinary income	$1,974,658	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$129,097,803
Federal tax cost of other investments	(1,714,408)

Total federal tax cost	$127,383,395

Gross unrealized appreciation	$3,608,681
Gross unrealized depreciation	(1,133,494)

Net unrealized appreciation	$2,475,187

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
26 | TOTAL RETURN PORTFOLIO

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Sold	2,280,073	$2,603,517	1,339,136	$1,237,558
Dividends and/or distributions reinvested	1,778,971	1,974,658	—	—
Redeemed	(14,703,659)	(16,891,086)	(19,543,652)	(17,658,000)

Net decrease	(10,644,615)	$(12,312,911)	(18,204,516)	$(16,420,442)

27 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$187,518,705	$210,159,033
U.S. government and government agency obligations	1,498,146	1,628,610
To Be Announced (TBA) mortgage-related securities	185,632,885	184,250,091
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of its daily net assets. For the year ended December 31, 2010, the Fund paid $112,979 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. From April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee by 0.09% of the Fund’s average annual net assets. That voluntary waiver was applied after all other waivers and/or reimbursements. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $57,664 as a result of these voluntary arrangements.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $1,699 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended December 31, 2010, the Manager voluntarily reimbursed the Fund $363 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total return by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial
28 | TOTAL RETURN PORTFOLIO

cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 31, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of Assets			Statement of Assets
Accounted for as	and Liabilities			and Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$23,165	*	Futures margins	$8,243	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not	Closing and
Accounted for as	expiration of	Foreign currency
Hedging Instruments	futures contracts	transactions	Swap contracts	Total

Credit contracts	$—	$—	$1,955	$1,955
Foreign exchange contracts	—	(547)	—	(547)
Interest rate contracts	374,509	—	—	374,509

Total	$374,509	$(547)	$1,955	$375,917

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not
Accounted for as
Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$15,488	$15,488
Interest rate contracts	178,483	—	178,483

Total	$178,483	$15,488	$193,971

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in
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unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended December 31, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $64,955 and $21,325, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 31, 2010, the Fund had no outstanding forward contracts.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended December 31, 2010, the Fund had an average market value of $5,619,161 and $4,273,519 on futures contracts purchased and sold, respectively.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
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     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     For the year ended December 31, 2010, the Fund had average notional amounts of $332,308 and $332,308 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of December 31, 2010, the Fund had no such credit default swaps outstanding.
6. Restricted Securities
As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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NOTES TO FINANCIAL STATEMENTS Continued
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (one of the Funds constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Total Return Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 53.25% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Schmidt, Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mixed-asset target allocation growth funds underlying variable insurance products. The Board considered that the Fund
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
underperformed its performance universe median during the one-year, three-year, five-year and ten-year periods. The Board also considered the Manager’s assertion that the Fund’s underperformance in 2009 was a result of a portfolio restructuring by the new management team, which took over management of the Fund on April 1, 2009. The Board also considered the recent performance of the Fund, noting that the Fund had ranked in the top quintile of its performance universe for the year-to-date and for the one-year period ended April 30, 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses and actual management fees were lower than the expense group median. The Board also considered that, effective May 1, 2009, the Manager voluntarily agreed to cap the Fund’s annual total expenses, as a percentage of net assets, at 0.80%. The Board also considered that the Manager voluntarily waived 0.09% of its management fee after all other waivers and/or reimbursements from April 1, 2009 through March 31, 2010.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Proceduresis available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with
the Fund, Length of Service,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Age	the Fund Complex Currently Overseen
INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mort- gage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Director (since 2002) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2002) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000—June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1997) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Director (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards
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Name, Position(s) Held with
the Fund, Length of Service,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Age	the Fund Complex Currently Overseen
Richard Grabish, continued	Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2002) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira, Memani, Strzalkowski, Glavin, Jr., Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2010) Age: 43	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999- December 2002). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.
41 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Fund, Length of Service,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Age	the Fund Complex Currently Overseen
Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 50	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President and Portfolio Manager (since 2009) Age: 45	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006- August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
42 | TOTAL RETURN PORTFOLIO

Name, Position(s) Held with
the Fund, Length of Service,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Age	the Fund Complex Currently Overseen
Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
43 | TOTAL RETURN PORTFOLIO

TOTAL RETURN PORTFOLIO

A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates llp

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

©2011 OppenheimerFunds, Inc. All rights reserved.

December 31, 2010

Oppenheimer

International Growth Fund/VA

A Series of Panorama Series Fund, Inc.

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

December 31, 2010 Oppenheimer International Growth Fund/VA A Series of Panorama Series Fund, Inc.ANNUALREPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

OPPENHEIMER INTERNATIONAL GROWTH FUND/ VA
Portfolio Manager: George R. Evans
Average Annual Total Returns
For the Periods Ended 12/31/10

	1-Year	5-Year	10-Year

Non-Service Shares	14.76%	6.18%	3.96%

			Since
			Inception
	1-Year	5-Year	(3/19/01)

Service Shares	14.62%	5.79%	5.80%
Expense Ratios
For the Fiscal Year Ended 12/31/10

		Net
	Gross Expense	Expense
	Ratios	Ratios

Non-Service Shares	1.10%	1.00%
Service Shares	1.35	1.25
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2010, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Autonomy Corp. plc	2.6%
Nidec Corp.	2.4
Telefonaktiebolaget LM Ericsson, B Shares	2.3
Aalberts Industries NV	2.0
Temenos Group AG	1.9
ICAP plc	1.8
Capita Group plc	1.8
Burberry Group plc	1.7
Aggreko plc	1.7
Vale SA, Sponsored ADR, Preference	1.6
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on net assets.
2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares rose by 14.76% during the reporting period, outperforming the MSCI EAFE (Europe, Australasia, Far East) Index (the “Index”), which returned 7.75% over the same time span. The 12-month reporting period through December 31, 2010 was characterized by continued economic growth and a modest continuing recovery in financial markets. Economies in peripheral Europe remained fragile and investor sentiment at times was dampened by concerns over the European sovereign debt crisis, uncertainty over financial regulatory reform in the United States and unemployment rates that remained high based on historical standards. Gold continued to reach record levels as investors favored gold relative to equities.
     Performance in most major global equity markets over the period was slightly positive overall. 2010 earnings estimates for most developed global economies rose over the course of the reporting period by a modest increase, but one that pointed to rising optimism as 2010 progressed. Economic growth estimates were also positive at the end of the period. According to estimates published by the International Monetary Fund in October 2010, the United States Gross Domestic Product (“GDP”) will grow in real terms by 2.6% in 2010; the euro zone by 1.7%. The United Kingdom is expected to experience a 1.7% rise in GDP. In Japan, GDP forecasts indicate an increase of 2.8%. The developing world tells a more robust story. China’s GDP is expected to grow by about 10.5%, driven largely by investment, India’s GDP is expected to grow by 9.7%, and Brazil’s GDP is expected to grow by 7.5%.
     During the reporting period, the Fund outperformed the Index in eight out of ten sectors. The consumer discretionary sector was the greatest contributor to the Fund’s performance during the reporting period. Within the sector, overweight positions in luxury goods providers Burberry Group plc, The Swatch Group AG, SEB SA and LVMH Moet Hennessy Louis Vuitton SA benefited Fund performance during the reporting period.
     The information technology sector also significantly contributed to Fund performance, as a result of both stronger relative stock selection and a large overweight position relative to the Index. The top individual contributors to performance were Temenos Group AG, Infosys Technologies Ltd., Telefonaktiebolaget LM Ericsson, Phoenix Mecano AG and ARM Holdings plc. The Fund also outperformed within the energy sector, with contributions from Technip SA and Schoeller-Bleckmann Oilfield Equipment AG. Additionally, our stock selection in the materials sector benefited Fund performance, despite our relatively low sector weighting. Stocks in the materials sector generally outperformed the broader market as commodity prices rose substantially over the reporting period.
     While the Fund outperformed the Index substantially by remaining underweight the financials sector, this sector housed most of the individual detractors to Fund performance. Our holdings in QBE Insurance Group Ltd., Deutsche Bank AG, Credit Suisse Group AG and BinckBank NV, a Dutch online broker, were some of the largest detractors. Similarly, the health care sector, where we were overweight relative to the Index, provided a headwind to Fund performance. Some of the underperformers in this sector were Sonic Healthcare Ltd., Grifols SA and Straumann Holding AG.
     Regarding sector weights, the Fund typically has low weights in financials and materials. Much of our financial exposure continues to be in specialized financial companies with more straightforward business models and high barriers to entry. While we do not construct our portfolio based on sector weights, we find it likely that overweight positions in information technology, health care, industrials and consumer discretionary stocks will continue to be emphasized in the portfolio. We believe companies within our typically overweight sectors should continue to provide the most opportunities within our long-term themes, which we refer to as our MANTRASM. Further on, we discuss our MANTRA themes in greater detail.
     As of the end of the reporting period, we continue to believe that the U.S. and global economies will remain on a modest upward trajectory despite headwinds. Corporate earnings numbers have been resilient, business spending levels are increasing, income levels are rising and consumer spending, though tepid, is relatively firm. Unemployment remains high, but monthly jobs data has turned positive and the corporate sector seems to be increasingly expansion-oriented.
     Our outlook has not changed since the last reporting period. Over the next couple of years, we anticipate that deleveraging of corporate balance sheets will continue. This could lead to slower earnings growth. As earnings growth becomes scarce, what we view as true growth companies will likely command a premium. Companies with superior business models will likely face a more comfortable competitive environment going forward. Our portfolio is constructed to seek companies that we think will benefit from long-term growth themes.
3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
     While we do not rely on broad judgments about the direction of the markets, we do concentrate on finding companies with long-term growth potential. We understand that value for equity holders may take a long time to manifest itself. In aid of this process, we have developed several long-term themes through our MANTRA that have been followed since the Fund’s inception. These themes help us to identify industries and companies we believe can deliver above average value creation which, in our opinion, could lead to sustainable above average stock price performance. We believe that the structural underpinnings of these themes are still very much intact and are worth repeating.
     First, Mass Affluence. Real income per capita globally has been growing at a compound rate of approximately 6% annually. Over the last 45 years, there have been two periods where income per capita growth stalled but did not significantly decline: the early 1980s, and the mid-1990s through the early 2000s. While a period of flat income growth might prevail for a while, we believe that structural forces for worldwide wealth creation are still in place, particularly in emerging markets.
     Second, New Technologies. Technological development continues apace regardless of the short-term economic outlook. As an indicator of the rate of technological development, the number of patents issued by the U.S. Patent Office continues to run at roughly three times the rate of 30-odd years ago. Innovative products and services that do things better or cheaper will continue to drive wealth creation. In our opinion, providers of these technologies will be rewarded with significantly higher stock market valuations.
     Third, Restructuring. We believe more opportunities will arise within this theme as a result of recent economic difficulties. Companies have rapidly sought to adapt to the new environment, in which returns to shareholders cannot be driven by financial leverage, but rather by efficient deployment of assets and cost control. We note that earnings estimates of international indices have risen since the beginning of 2010, partially as a result of these restructuring efforts.
     Lastly, Aging. As much as we would like, not even a severe economic downturn can slow the inevitable process of aging. Shifts in spending as a result of aging — on health care and quality of life issues, for example — may still take place whatever the economic backdrop. We will continue to look for opportunities in companies that will benefit from this.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2010. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East), which is an unmanaged index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2010	December 31, 2010	December 31, 2010

Actual
Non-Service shares	$1,000.00	$1,246.70	$5.68

Service shares	1,000.00	1,243.60	7.09

Hypothetical (5% return before expenses)

Non-Service shares	1,000.00	1,020.16	5.10

Service shares	1,000.00	1,018.90	6.38
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	1.00%
Service shares	1.25
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2010

	Shares	Value

Common Stocks—97.9%
Consumer Discretionary—14.5%
Automobiles—0.9%
Bayerische Motoren Werke (BMW) AG	46,494	$3,647,672
Honda Motor Co. Ltd.	19,220	761,083

		4,408,755

Diversified Consumer Services—1.2%
Benesse Holdings, Inc.	45,625	2,101,706
Dignity plc	175,161	1,966,260
MegaStudy Co. Ltd.	11,455	1,778,457
Zee Learn Ltd.	94,200	57,934

		5,904,357

Hotels, Restaurants & Leisure—1.3%
Carnival Corp.	83,910	3,869,090
William Hill plc	880,628	2,343,673

		6,212,763

Household Durables—0.9%
SEB SA	39,848	4,139,063
Internet & Catalog Retail—0.5%
DeNA Co. Ltd	62,800	2,252,415
Media—1.9%
Grupo Televisa SA, Sponsored GDR	98,640	2,557,735
SES, FDR	75,000	1,785,476
Vivendi SA	82,070	2,215,352
Zee Entertainment Enterprises Ltd.	763,952	2,515,754

		9,074,317

Multiline Retail—0.5%
Pinault-Printemps-Redoute SA	13,600	2,162,682
Specialty Retail—1.7%
Hennes & Mauritz AB, Cl. B	47,646	1,586,866
Industria de Diseno Textil SA	89,310	6,686,942

		8,273,808

Textiles, Apparel & Luxury Goods—5.6%
Burberry Group plc	475,285	8,328,968
Compagnie Financiere Richemont SA, Cl. A	69,326	4,078,000
Luxottica Group SpA	94,741	2,886,554
LVMH Moet Hennessy Louis Vuitton SA	39,680	6,527,345
Swatch Group AG (The), Cl. B	11,747	5,236,524

		27,057,391

Consumer Staples—9.7%
Beverages—3.5%
C&C Group plc	1,312,966	5,935,569
Diageo plc	238,010	4,397,285
Heineken NV	31,184	1,528,926
Pernod-Ricard SA	52,290	4,916,446

		16,778,226

Food & Staples Retailing—1.4%
Shoppers Drug Mart Corp.	105,814	4,206,806
Woolworths Ltd.	90,937	2,508,485

		6,715,291

Food Products—3.6%
Aryzta AG1	79,805	3,682,979
Barry Callebaut AG	6,963	5,785,246
Nestle SA	49,967	2,925,875
Unilever plc	155,056	4,745,478

		17,139,578

Household Products—0.8%
Reckitt Benckiser Group plc	71,292	3,918,059

Personal Products—0.4%
L’Oreal SA	18,110	2,010,582
Energy—4.3%
Energy Equipment & Services—2.0%
Saipem SpA	44,807	2,205,831
Schoeller-Bleckmann Oilfield Equipment AG	30,615	2,638,766
Technip SA	51,300	4,736,988

		9,581,585

Oil, Gas & Consumable Fuels—2.3%
BG Group plc	370,700	7,490,290
Cairn Energy plc	470,750	3,082,554
Tsakos Energy Navigation Ltd.	54,750	547,500

		11,120,344

Financials—8.8%
Capital Markets—6.4%
3i Group plc	308,863	1,581,876
BinckBank NV	349,232	5,413,509
Collins Stewart plc	1,805,104	2,202,204
Credit Suisse Group AG	94,919	3,824,170
Deutsche Bank AG	94,896	4,953,213
ICAP plc	1,031,509	8,603,949
Swissquote Group Holding SA	28,587	1,638,784
Tullett Prebon plc	427,790	2,553,134

		30,770,839
7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks—0.5%
ICICI Bank Ltd., Sponsored ADR	51,015	$2,583,400
Insurance—1.6%
AMP Ltd.	294,101	1,591,264
Prudential plc	334,013	3,478,651
QBE Insurance Group Ltd.	136,901	2,541,401

		7,611,316

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	75,869	1,240,217
Health Care—11.8%
Biotechnology—2.4%
CSL Ltd.	185,900	6,900,115
Grifols SA	326,918	4,456,007
Marshall Edwards, Inc.[1,2]	63,790	61,238
Marshall Edwards, Inc., Legend Shares[1,2]	7,500	7,200

		11,424,560

Health Care Equipment & Supplies—6.1%
DiaSorin SpA	80,876	3,481,106
Essilor International SA	50,700	3,263,898
Nobel Biocare Holding AG	19,614	373,073
Smith & Nephew plc	236,046	2,480,475
Sonova Holding AG	31,307	4,054,701
Straumann Holding AG	11,943	2,733,478
Synthes, Inc.	48,293	6,560,834
Terumo Corp.	56,700	3,191,514
William Demant Holding AS1	42,633	3,148,913

		29,287,992

Health Care Providers & Services—1.4%
Sonic Healthcare Ltd.	544,958	6,465,632
Health Care Technology—0.0%
Ortivus AB, Cl. B1	279,600	152,986
Life Sciences Tools & Services—0.3%
BTG plc[1]	400,894	1,446,319
Tyrian Diagnostics Ltd.[1]	18,631,396	133,393

		1,579,712

Pharmaceuticals—1.6%
Novogen Ltd.[1]	1,154,071	141,150
Roche Holding AG	41,712	6,111,812
Sanofi-Aventis SA	20,115	1,291,679

		7,544,641

Industrials—22.9%
Aerospace & Defense—1.7%
Embraer SA	523,526	3,781,317
European Aeronautic Defense & Space Co.[1]	179,610	4,185,852

		7,967,169

Air Freight & Logistics—0.1%
Toll Holdings Ltd.	107,703	631,208
Commercial Services & Supplies—3.2%
Aggreko plc	345,510	7,983,253
De La Rue plc	170,170	2,174,218
Prosegur Compania de Seguridad SA	93,001	5,235,835

		15,393,306

Construction & Engineering—3.4%
Koninklijke Boskalis Westminster NV	81,130	3,870,406
Leighton Holdings Ltd.	51,180	1,611,235
Maire Tecnimont SpA	773,684	3,404,052
Outotec OYJ	48,697	3,009,032
Trevi Finanziaria SpA	297,668	4,336,450

		16,231,175

Electrical Equipment—4.1%
ABB Ltd.	310,337	6,913,711
Ceres Power Holdings plc[1]	852,942	957,465
Nidec Corp.	114,200	11,547,999

		19,419,175

Industrial Conglomerates—1.6%
Koninklijke Philips Electronics NV	103,705	3,176,297
Siemens AG	36,419	4,534,307

		7,710,604

Machinery—3.4%
Aalberts Industries NV	454,837	9,588,088
Atlas Copco AB, Cl. A	108,620	2,740,674
Demag Cranes AG1	28,806	1,390,585
Vallourec SA	23,964	2,517,032

		16,236,379

Professional Services—2.9%
Capita Group plc	785,662	8,531,549
Experian plc	413,454	5,144,002

		13,675,551
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Trading Companies & Distributors—2.5%
Brenntag AG1	37,350	$3,793,246
Bunzl plc	627,275	7,031,661
Wolseley plc[1]	37,982	1,211,587

		12,036,494

Information Technology—17.9%
Communications Equipment—2.3%
Telefonaktiebolaget LM Ericsson, B Shares	944,079	10,932,162
Computers & Peripherals—0.8%
Gemalto NV	87,350	3,717,158

Electronic Equipment & Instruments—3.9%
Hoya Corp.	166,493	4,043,899
Ibiden Co. Ltd.	54,821	1,729,910
Keyence Corp.	17,679	5,121,445
Nippon Electric Glass Co. Ltd.	157,000	2,266,338
Omron Corp.	70,986	1,880,661
Phoenix Mecano AG	5,453	3,849,176

		18,891,429

Internet Software & Services—2.1%
eAccess Ltd.	3,394	2,052,536
United Internet AG	158,048	2,534,411
Yahoo! Japan Corp.	14,032	5,444,119

		10,031,066

IT Services—0.6%
Infosys Technologies Ltd.	34,534	2,658,882
Office Electronics—1.1%
Canon, Inc.	98,950	5,072,639
Semiconductors & Semiconductor Equipment—0.5%
ARM Holdings plc	344,530	2,345,591
Software—6.6%
Autonomy Corp. plc[1]	526,320	12,349,729
Aveva Group plc	88,437	2,225,403
Compugroup Medical AG	100,090	1,479,957
Nintendo Co. Ltd.	4,300	1,262,089
Sage Group plc (The)	395,900	1,687,544
SAP AG	75,053	3,803,650
Temenos Group AG1	216,606	9,011,736

		31,820,108

Materials—6.6%
Chemicals—1.6%
Filtrona plc	1,122,290	4,250,144
Sika AG	1,433	3,143,404

		7,393,548

Construction Materials—0.6%
James Hardie Industries SE, CDI [1]	444,600	3,083,111
Metals & Mining—4.4%
Impala Platinum Holdings Ltd.	194,335	6,872,453
Rio Tinto plc	96,422	6,744,579
Vale SA, Sponsored ADR, Preference	253,030	7,646,567

		21,263,599

Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
BT Group plc	2,337,148	6,588,032

Total Common Stocks (Cost$313,170,086)		468,508,897

	Units

Rights, Warrants and Certificates—0.0%
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[1,2]	7,500	90
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13[1]	1,863,139	1,906

Total Rights, Warrants and Certificates (Cost $0)		1,996

	Shares

Investment Companies—2.0%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[3,4]	130,403	130,403
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[3,5]	9,561,070	9,561,070

Total Investment Companies (Cost $9,691,473)		9,691,473

Total Investments, at Value (Cost $322,861,559)	99.9%	478,202,366
Other Assets Net of Liabilities	0.1	568,779

Net Assets	100.0%	$478,771,145

9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD Australian Dollar

1.	Non-income producing security.

2.	Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $68,528, which represents 0.01% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Marshall Edwards, Inc.	12/28/05-6/25/10	$2,615,143	$61,238	$(2,553,905)
Marshall Edwards, Inc., Legend Shares	7/7/06-8/3/07	225,000	7,200	(217,800)
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	—	90	90

		$2,840,143	$68,528	$(2,771,615)

3.	Rate shown is the 7-day yield as of December 31, 2010.

4.	Interest rate is less than 0.0005%.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	December 31, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	11,219,823	70,468,054	72,126,807	9,561,070

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$9,561,070	$28,696
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$69,485,551	$—	$—	$69,485,551
Consumer Staples	40,776,490	5,785,246	—	46,561,736
Energy	20,701,929	—	—	20,701,929
Financials	40,965,555	1,240,217	—	42,205,772
Health Care	41,546,411	14,909,112	—	56,455,523
Industrials	101,183,294	8,117,767	—	109,301,061
Information Technology	67,118,643	18,350,392	—	85,469,035
Materials	31,740,258	—	—	31,740,258
Telecommunication Services	6,588,032	—	—	6,588,032
Rights, Warrants and Certificates	—	1,996	—	1,996
Investment Companies	9,691,473	—	—	9,691,473

Total Assets	$429,797,636	$48,404,730	$—	$478,202,366

10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out
	Level 1*	of Level 1**	Level 2**	of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$30,531,819	$—	$—	$(30,531,819)
Consumer Staples	10,358,047	(4,967,332)	4,967,332	(10,358,047)
Energy	10,600,629	—	—	(10,600,629)
Financials	26,947,241	(1,109,766)	1,109,766	(26,947,241)
Health Care	27,232,420	(6,142,616)	6,142,616	(27,232,420)
Industrials	55,165,241	—	—	(55,165,241)
Information Technology	20,480,816	(8,354,348)	8,354,348	(20,480,816)
Materials	15,855,948	—	—	(15,855,948)
Telecommunication Services	2,251,986	—	—	(2,251,986)

Total Assets	$199,424,147	$(20,574,062)	$20,574,062	$(199,424,147)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
	Value as of		unrealized	Value as of
	December 31,	Realized	appreciation/	December 31,
	2009	gain (loss)	depreciation	2010

Assets Table
Investments, at Value:
Common Stocks Health Care	$—	$(814,739)	$814,739	$—

Total Assets	$—	$(814,739)	$814,739	$—

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$115,955,351	24.2%
Switzerland	69,923,503	14.6
Japan	48,728,353	10.2
France	43,469,553	9.1
Australia	29,270,368	6.1
Germany	26,137,041	5.5
The Netherlands	23,577,226	4.9
Spain	16,378,784	3.4
Italy	16,313,993	3.4
Sweden	15,412,688	3.2
United States	13,629,091	2.9
Brazil	11,427,884	2.4
India	9,056,187	1.9
Ireland	9,018,680	1.9
South Africa	6,872,453	1.4
Jersey, Channel Islands	5,144,002	1.1
Canada	4,206,806	0.9
Denmark	3,148,913	0.7
Finland	3,009,032	0.6
Austria	2,638,766	0.6
Mexico	2,557,735	0.5
Korea, Republic of South	1,778,457	0.4
Bermuda	547,500	0.1

Total	$478,202,366	100.0%

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $313,300,489)	$468,641,296
Affiliated companies (cost $9,561,070)	9,561,070

478,202,366

Receivables and other assets:
Dividends	749,655
Shares of capital stock sold	141,664
Other	12,520

Total assets	479,106,205

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	193,890
Transfer and shareholder servicing agent fees	40,125
Distribution and service plan fees	36,149
Legal, auditing and other professional fees	19,349
Shareholder communications	13,786
Custodian fees	13,732
Directors’ compensation	8,496
Foreign capital gains tax	6,969
Other	2,564

Total liabilities	335,060

Net Assets	$478,771,145

Composition of Net Assets
Par value of shares of capital stock	$254,202
Additional paid-in capital	390,837,370
Accumulated net investment income	3,323,476
Accumulated net realized loss on investments and foreign currency transactions	(71,018,400)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	155,374,497

Net Assets	$478,771,145

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $417,140,887 and 222,475,695 shares of capital stock outstanding)	$1.87
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $61,630,258 and 31,726,675 shares of capital stock outstanding)	$1.94
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $630,376)	$8,679,568
Affiliated companies	28,696
Interest	218

Total investment income	8,708,482

Expenses
Management fees	4,091,670
Distribution and service plan fees—Service shares	125,882
Transfer and shareholder servicing agent fees:
Non-Service shares	376,451
Service shares	50,397
Shareholder communications:
Non-Service shares	20,759
Service shares	2,833
Custodian fees and expenses	54,682
Directors’ compensation	16,900
Accounting service fees	15,000
Administration service fees	1,500
Other	61,139

Total expenses	4,817,213
Less waivers and reimbursements of expenses	(421,992)

Net expenses	4,395,221

Net Investment Income	4,313,261

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	7,824,813
Foreign currency transactions	3,927,307

Net realized gain	11,752,120
Net change in unrealized appreciation/depreciation on:
Investments	47,270,113
Translation of assets and liabilities denominated in foreign currencies	(336,826)

Net change in unrealized appreciation/depreciation	46,933,287

Net Increase in Net Assets Resulting from Operations	$62,998,668

See accompanying Notes to Financial Statements.
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2010	2009

Operations
Net investment income	$4,313,261	$4,724,749
Net realized gain (loss)	11,752,120	(38,353,369)
Net change in unrealized appreciation/depreciation	46,933,287	156,854,192

Net increase in net assets resulting from operations	62,998,668	123,225,572

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,576,159)	(5,101,807)
Service shares	(466,039)	(303,400)

	(5,042,198)	(5,405,207)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares	(3,021,494)	(35,629,232)
Service shares	10,885,373	11,473,542

	7,863,879	(24,155,690)

Net Assets
Total increase	65,820,349	93,664,675
Beginning of period	412,950,796	319,286,121

End of period (including accumulated net investment income of $3,323,476 and $4,042,337, respectively)	$478,771,145	$412,950,796

See accompanying Notes to Financial Statements.
15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.65	$1.21	$2.13	$1.91	$1.47

Income (loss) from investment operations:
Net investment income[1]	.02	.02	.03	.02	.01
Net realized and unrealized gain (loss)	.22	.44	(.93)	.22	.44

Total from investment operations	.24	.46	(.90)	.24	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.02)	(.02)	(.01)

Net asset value, end of period	$1.87	$1.65	$1.21	$2.13	$1.91

Total Return, at Net Asset Value[2]	14.76%	39.24%	(42.64)%	12.61%	30.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$417,141	$369,575	$297,686	$374,302	$308,111

Average net assets (in thousands)	$376,612	$328,763	$341,275	$348,714	$247,327

Ratios to average net assets:[3]
Net investment income	1.04%	1.35%	1.71%	0.95%	0.73%
Total expenses[4]	1.10%	1.08%	1.01%	1.01%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.01%	1.04%

Portfolio turnover rate	19%	34%	22%	19%	9%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
Year Ended December 31, 2006	1.04%
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.71	$1.25	$2.21	$1.97	$1.53

Income (loss) from investment operations:
Net investment income[1]	.01	.01	.03	.02	.01
Net realized and unrealized gain (loss)	.24	.47	(.98)	.23	.44

Total from investment operations	.25	.48	(.95)	.25	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.01)	(.01)	(.01)

Net asset value, end of period	$1.94	$1.71	$1.25	$2.21	$1.97

Total Return, at Net Asset Value[2]	14.62%	39.06%	(43.07)%	13.00%	29.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,630	$43,376	$21,600	$32,736	$25,710

Average net assets (in thousands)	$50,420	$30,629	$26,235	$31,137	$20,061

Ratios to average net assets:[3]
Net investment income	0.78%	0.94%	1.43%	0.71%	0.42%
Total expenses[4]	1.35%	1.34%	1.28%	1.29%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.26%	1.27%	1.29%	1.34%

Portfolio turnover rate	19%	34%	22%	19%	9%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.35%
Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
Year Ended December 31, 2006	1.34%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee,
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes.The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$4,368,465	$—	$58,641,763	$141,961,368

1.	As of December 31, 2010, the Fund had $58,641,763 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$16,573,445
2016	8,040,336
2017	34,027,982

Total	$58,641,763

2.	During the fiscal year ended December 31, 2010, the Fund utilized $8,378,324 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated Net	Accumulated Net
Investment	Realized Loss
Income	on Investments

$10,076	$10,076
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Distributions paid from:
Ordinary income	$5,042,198	$5,405,207
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$336,274,688

Gross unrealized appreciation	$153,798,359
Gross unrealized depreciation	(11,836,991)

Net unrealized appreciation	$141,961,368

20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	29,545,898	$49,365,888	55,429,069	$71,297,058
Dividends and/or distributions reinvested	2,790,341	4,576,159	5,314,382	5,101,807
Redeemed	(34,144,865)	(56,963,541)	(82,637,532)	(112,028,097)

Net decrease	(1,808,626)	$(3,021,494)	(21,894,081)	$(35,629,232)

Service Shares
Sold	9,225,841	$15,861,929	10,900,585	$15,469,684
Dividends and/or distributions reinvested	274,141	466,039	303,400	303,400
Redeemed	(3,177,104)	(5,442,595)	(3,066,031)	(4,299,542)

Net increase	6,322,878	$10,885,373	8,137,954	$11,473,542

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$88,788,945	$78,990,330
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the year ended December 31, 2010, the Fund paid $421,210 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $360,997 and $48,069 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $12,926 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$(58,974)
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies
24 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 31, 2010, the Fund had no outstanding forward contracts.
6. Restricted Securities
As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer
25 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.
26 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (one of the Funds constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer International Growth Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
February 16, 2011
27 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.19% to arrive at the amount eligible for the corporate dividend-received deduction.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $621,096 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2010. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $5,551,640 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
28 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
29 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREE MENT Unaudited / Continued
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other international growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-year, three-year, five-year and ten-year periods. It also considered that the Fund ranked in the top quintile of its performance universe for the year-to-date ended April 30, 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than the expense group median. The Board also considered that, effective May 1, 2009, the Manager voluntarily agreed to cap the Fund’s annual total expenses, as a percentage of net assets, for Non-Service shares at 1.00% and for Service shares at 1.25%.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
30 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
31 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Director (since 2002) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2002) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1997) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
32 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Fund Complex Currently Overseen

Richard Grabish, Director (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2002) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 1999) Age: 51	Director of Equities (since October 2010), Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.
33 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Fund Complex Currently Overseen

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
34 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/ VA
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.
©2011 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $70,400 in fiscal 2010 and $72,800 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $342,900 in fiscal 2010 and $269,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for the capital accumulation plan, FIN 45 and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $18,230 in fiscal 2010 and $18,321 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $361,130 in fiscal 2010 and $287,861 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Panorama Series Fund, Inc.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date:	02/08/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date:	02/08/2011

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date:	02/08/2011